UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

Commission File Number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, Zip Code, and Telephone Number	IRS Employer Identification No.

1-32853	DUKE ENERGY CORPORATION	20-2777218

(a Delaware corporation)
526 South Church Street Charlotte, North Carolina 28202-1803 704-382-3853

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Duke Energy	Common Stock, $0.001 par value	DUK	New York Stock Exchange LLC
Duke Energy	5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Duke Energy	Depositary Shares each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Duke Energy	3.10% Senior Notes due 2028	DUK 28A	New York Stock Exchange LLC

Duke Energy	3.85% Senior Notes due 2034	DUK34	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Duke Energy Corporation 2023 Long-Term Incentive Plan

At Duke Energy Corporation’s (the “Company” or “Duke Energy”) 2023 Annual Meeting of Shareholders held on May 4, 2023 (the “Annual Meeting”), shareholders of the Company approved the Duke Energy Corporation 2023 Long-Term Incentive Plan (the “2023 Plan”), which replaces the Duke Energy Corporation 2015 Long-Term Incentive Plan (the “2015 Plan”). The Company’s board of directors unanimously approved the 2023 Plan on February 23, 2023, subject to shareholder approval. The results of the shareholder vote on the 2023 Plan are set forth below under Item 5.07 of this Current Report on Form 8-K.

A brief description of the 2023 Plan follows and is subject to and qualified in its entirety by reference to the full text of the 2023 Plan, which is set forth in Appendix C to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities Exchange Commission (the “Commission”) on March 23, 2023 and incorporated herein by reference.

The 2023 Plan authorizes the grant of equity-based compensation to our officers, key employees, and directors in the form of stock options, stock appreciation rights, performance shares, performance units, restricted stock, restricted stock units, stock retainers and dividend equivalents. Duke Energy has reserved 15,000,000 shares of common stock for delivery under the 2023 Plan.

The 2023 Plan will be administered by the Compensation and People Development Committee, except that any equity award granted to an independent member of the board of directors must be approved by the board of directors.

Upon receipt of shareholder approval of the 2023 Plan at the Annual Meeting, the 2015 Plan was terminated in its entirety and Duke Energy will no longer grant equity awards under the 2015 Plan; however, awards outstanding under the 2015 Plan will continue to remain outstanding in accordance with their terms. None of the shares remaining for issuance under the 2015 Plan will be carried over to the 2023 Plan. The 2023 Plan will remain in effect until May 4, 2033, unless sooner terminated by the board of directors. Termination will not affect awards then outstanding.

Copies of the form of restricted stock unit award agreement and performance share award agreement under the 2023 Plan are attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)            Duke Energy held its Annual Meeting of Shareholders on May 4, 2023.

(b)           At the Annual Meeting, shareholders voted on the following items: (i) election of directors; (ii) ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023; (iii) an advisory vote to approve the Company’s named executive officer compensation; (iv) an advisory vote on the frequency of the vote on executive compensation; (v) approval of the Duke Energy Corporation 2023 Long-Term Incentive Plan; (vi) a shareholder proposal regarding a simple majority vote; and (vii) a shareholder proposal regarding formation of a committee to evaluate decarbonization risk. For more information on the proposals, see the Company’s Definitive Proxy Statement on Schedule 14A filed with the Commission on March 23, 2023. Set forth are the final voting results for each of the proposals.

• Proposal No. 1 – Election of Director Nominees

Director	For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST
Derrick Burks	496,476,061	7,206,844	2,066,114	146,449,000	98.57%
Annette K. Clayton	493,933,628	9,849,252	1,966,139	146,449,000	98.04%
Theodore F. Craver, Jr.	486,483,153	17,251,351	2,014,515	146,449,000	96.58%
Robert M. Davis	495,467,833	8,264,044	2,017,142	146,449,000	98.36%
Caroline Dorsa	462,428,613	41,332,587	1,987,819	146,449,000	91.80%
W. Roy Dunbar	490,205,278	13,491,607	2,052,134	146,449,000	97.32%
Nicholas C. Fanandakis	494,877,591	8,789,330	2,082,098	146,449,000	98.25%
Lynn J. Good	483,290,615	17,348,041	5,110,363	146,449,000	96.53%
John T. Herron	487,141,915	16,599,139	2,007,965	146,449,000	96.70%
Idalene F. Kesner	495,599,452	8,184,170	1,965,397	146,449,000	98.38%
E. Marie McKee	480,498,031	23,307,148	1,943,840	146,449,000	95.37%
Michael J. Pacilio	496,966,679	6,724,499	2,057,841	146,449,000	98.66%
Thomas E. Skains	490,052,335	13,658,225	2,038,459	146,449,000	97.29%
William E. Webster, Jr.	495,332,915	8,382,479	2,033,625	146,449,000	98.34%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Proposal No. 2 – Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
626,354,551	23,254,150	2,589,318	N/A	96.42%	96.04%

The ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2023 received the support of a majority of the shares represented.

• Proposal No. 3 – Advisory vote to approve the Company’s named executive officer compensation

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
465,266,297	36,111,421	4,371,301	146,449,000	92.80%	92.00%

The advisory vote to approve the Company’s named executive officer compensation received the support of a majority of the shares represented.

• Proposal No. 4 – Advisory vote on the frequency of the vote on executive compensation

1 Year	2 Years	3 Years	Abstain	Votes Cast For 1 YEAR Votes Cast For 1 YEAR + 2 YEARS + 3 YEARS	Votes Cast For 1 YEAR Votes Cast For 1 YEAR + 2 YEARS + 3 YEARS + ABSTAIN
488,124,736	2,738,380	11,045,932	3,839,971	97.25%	96.52%

The majority of the shares represented selected that the vote on executive compensation should occur every year. In light of the results of the advisory vote on the frequency of say on pay votes, the Company will continue to hold an advisory say on pay vote annually until the next shareholder vote on the frequency of future say on pay advisory votes.

• Proposal No. 5 – Approval of the Duke Energy Corporation 2023 Long-Term Incentive Plan

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
462,146,284	39,345,742	4,256,993	146,449,000	92.15%	91.38%

The proposal regarding approval of the Duke Energy Corporation 2023 Long-Term Incentive Plan received the support of a majority of the shares represented.

• Proposal No. 6 – Shareholder proposal regarding a simple majority vote

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
371,235,824	98,483,736	36,026,911	146,451,547	79.03%	73.40%

The shareholder proposal regarding a simple majority vote received the support of a majority of the shares represented.

• Proposal No. 7 – Shareholder proposal regarding formation of a committee to evaluate decarbonization risk

For	Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
14,287,004	484,505,880	6,956,135	146,449,000	2.86%	2.82%

The shareholder proposal regarding formation of a committee to evaluate decarbonization risk failed to receive the support of a majority of the shares represented.

(c)  Not applicable.

(d)  Not applicable

Item 8.01.	Other Events.

Duke Energy has appointed Broadridge Corporate Issuer Solutions, LLC (“Broadridge”) as its new transfer agent and registrar for the shares of the Company’s common stock, $0.001 par value (the “Common Stock”), as well as the administrator of the Company’s InvestorDirect Choice Plan, effective as of May 8, 2023. All of the Company’s registered shares of Common Stock and related records have been transferred from the Company to Broadridge.

A form of the Company’s letter to shareholders sent on or about May 8, 2023, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

10.1	Form of Restricted Stock Unit Award Agreement under the Duke Energy Corporation 2023 Long-Term Incentive Plan
10.2	Form of Performance Share Award Agreement under the Duke Energy Corporation 2023 Long-Term Incentive Plan
99.1	Form of Letter to Shareholders dated May 8, 2023
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION

/s/ DAVID S. MALTZ
David S. Maltz
Vice President, Legal, Chief Governance Officer and Assistant Corporate Secretary
Dated: May 9, 2023